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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)          JULY 26, 2000
                                                 -------------------------------


                                 POWER-ONE, INC.
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            (Exact name of registrant as specified in its charter)

        CALIFORNIA                  0-29454                      77-0420182
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


                  740 CALLE PLANO, CAMARILLO, CALIFORNIA             93012
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               (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code       (805) 987-8741
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

                  On July 26, 2000, the Board of Directors of Power-One, Inc. (the "Company") declared a distribution of one Right for each outstanding share of common stock (the "Common Shares") of the Company. The distribution is to be made as of August 7, 2000 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company, initially, one one-thousandth of a share of Junior Participating Preferred Stock ("Preferred Shares") at a price of $625.00 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement between the Company and American Stock Transfer & Trust Company as Rights Agent. The Rights are designed to protect the Company from unfair takeovers.

                  A Preferred Share purchasable upon exercise of the Rights will be entitled to dividends of 1,000 times the dividends, per share, declared on the Common Shares and in the event of liquidation will be entitled to a minimum preferential liquidating distribution of $l,000 per share and an aggregate liquidating distribution, per share, of 1,000 times the distribution made per Common Share. The Preferred Shares will vote together with the Common Shares and in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share.

                  Because of the Preferred Shares' dividend and liquidation rights, the value when issued of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

                  Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the Company's general voting power other than pursuant to a Qualified Offer (as defined below), the date of such public announcement being called the "Stock Acquisition Date," or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Company's general voting power (the date of such earlier occurrence being called the "Distribution Date"), the Rights will be evidenced by the certificates representing the Common Shares and will be transferred with and only with the Common Shares. New Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference, and the surrender for transfer of any certificate for Common Shares, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on the tenth anniversary of the Record Date (the "Final Expiration Date"), unless the Final

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Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, as described below.

                  The Purchase Price payable, the number of shares or other securities or property issuable upon exercise of the Rights, and the number of outstanding Rights, are subject to adjustment from time to time to prevent dilution.

                  A Qualified Offer is a tender offer or exchange offer for all outstanding Common Shares which is determined by the non-affiliated directors to be fair to and otherwise in the best interests of the Company and its shareholders.

                  If any person becomes an Acquiring Person other than by a purchase pursuant to a Qualified Offer, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will not be entitled to the benefit of such adjustment) will thereafter have the right to receive upon exercise that number of Common Shares or Common Share equivalents having a market value of two times the exercise price of the Right.

                  If, at any time after an Acquiring Person has become such, the Company is acquired in a merger or other business combination transaction (other than a merger which follows a Qualified Offer at the same or a higher price) or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

                  At any time after an Acquiring Person has become such, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

                  At any time up to close of business on a Stock Acquisition Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon any redemption of the Rights, the right to exercise them will terminate and the only right of the holders will be to receive the Redemption Price.

                  The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights at any time prior to the Distribution Date. Thereafter the Rights may be amended to make changes which do not adversely affect the interests of the holders of the Rights, or which shorten or lengthen time periods, subject to certain limitations set forth in the Rights Agreement.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company.

                  A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as Exhibit 2 to the Registration Statement on Form 8-A dated August 9, 2000. A copy of the Rights Agreement is also available free of charge from the Company. This summary

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description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

ITEM 7.  EXHIBITS

         Reference is made to the Exhibit Index annexed hereto and made a part hereof.















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2000

                                              POWER-ONE, INC.



                                              By:     /s/ Steven J. Goldman
                                                    ------------------------
                                                    Steven J. Goldman
                                                    Chairman and Chief Executive
                                                    Officer


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                                  EXHIBIT INDEX


       EXHIBIT NO.         NAME OF ITEM
           3.1             Certificate of Designations of Junior Participating
                           Preferred Stock of Power-One, Inc.

           4.1             Rights Agreement, dated as of July 27, 2000, between
                           Power-One, Inc. and American Stock Transfer & Trust
                           Company, as Rights Agent, including as exhibits thereto the terms of the designated Junior
                           Participating Preferred Stock and Form of Right
                           Certificate (incorporated by reference to Exhibit 2 to the Registration Statement on Form 8-A, dated
                           August 9, 2000, filed with the Securities and Exchange Commission by Power-One, Inc. (the "Form
                           8-A")).

          20.1             Press Release, dated July 28, 2000.

          20.2 Form of Summary of Rights to be sent to holders of shares of common stock, par value $0.001 per share, of Power-One, Inc. (incorporated by reference to Exhibit 3 to the Form 8-A).

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